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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                  FORM 8-K/A-2

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   ----------


         Date of Report (Date of earliest event reported): MARCH 6, 1997



                             SUMMIT PROPERTIES INC.
               (Exact name of Registrant as specified in charter)


          MARYLAND                       1-12792                 56-1857807
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File Number)      (IRS employer
      of incorporation)                                       dentification no.)


             212 SOUTH TRYON STREET, SUITE 500, CHARLOTTE, NC 28281
             ------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (704) 334-9905
                                 --------------
              (Registrant's telephone number, including area code)

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              The Current Report on Form 8-K of Summit Properties Inc. (the
"Company") filed on March 6, 1997, as amended, is hereby amended with respect to the pro forma financial information and certain exhibits.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements under Rule 3-14 of Regulation S-X

            (i)   Portofino Place, Ltd. (currently Summit Portofino)

                  Financial Statements and Independent Auditors' Report December 31,1996 and 1995 *

            (ii)  Summit Mayfaire Apartments

                  Historical Summary of Revenues and Direct Operating Expenses for the Year Ended December 31, 1996 and Independent Auditors' Report *

            (iii) Sand Lake Joint Venture (currently Summit Sand Lake)

                  Financial Statements as of December 31, 1996, Together with Report of Independent Certified Public Accountants *

            (iv)  Summit American Associates (currently Summit Plantation)

                  Financial Statements and Independent Auditors' Report December 31, 1995. (While Summit American Associates is deemed a related party under Rule 3-14 of Regulation S-X, Financial Statements are filed only for the year ended December 31, 1995, as such year was the first year of operations.) *

        (b) Pro Forma Financial Information

            (i)   Summit Properties Inc.

                  Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1996 (Unaudited) *

                  Pro Forma Condensed Consolidated Statement of Earnings for the Year Ended December 31, 1996 (Unaudited)

        (c) Exhibits:

            23.1  Consent of Reznick Fedder & Silverman

            23.2  Consent of Deloitte & Touche LLP*

            23.3  Consent of Arthur Andersen LLP*

            23.4  Consent of Reznick Fedder & Silverman*

* Previously filed as a financial statement or exhibit, as applicable, to this Current Report.


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SUMMIT PROPERTIES INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
YEAR ENDED DECEMBER 31, 1996
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)


                                                                                               Acquisition           Pro Forma
                                                            Historical       Acquisitions      Adjustments         Consolidated
                                                          ----------------  ---------------  ----------------    ----------------
                                                                (A)              (B)
Revenues:
   Rental                                                       $88,864         $8,830               -                 $97,694
   Other property income                                          4,683            468               -                   5,151
   Interest and other                                               942              -            ($72)(F)                 870
                                                           --------------   -------------    --------------      --------------
     Total revenues                                              94,489          9,298             (72)                103,715

Expenses:
   Property operating and maintenance                            26,403          2,273             (85)(C)              28,591
   Real estate taxes and insurance                                8,823            972               -                   9,795
   Depreciation                                                  18,208          1,546             536 (D)              20,290
   Interest                                                      17,138          3,031           1,172 (E),(F)          21,341
   General and administrative                                     2,557              -               -                   2,557
   Loss in equity investments                                       173              -               - (G)                 173
                                                           --------------   -------------    --------------      --------------
     Total expenses                                              73,302          7,822           1,623                  82,747
                                                           --------------   -------------    --------------      --------------

Income before minority interest of unitholders
   in Operating Partnership and extraordinary items              21,187          1,476          (1,695)                 20,968

Minority interest of unitholders in Operating
   Partnership                                                   (3,723)             -             (12)(H)              (3,735)
                                                           --------------   -------------    --------------      --------------

Income before extraordinary items                                17,464          1,476          (1,707)                 17,233

Extraordinary items, net of minority interest of
   unitholders in Operating Partnership                            (516)             -               -                    (516)
                                                           --------------   -------------    --------------      --------------

     Net income                                                 $16,948         $1,476         ($1,707)                $16,717
                                                           ==============   =============    ==============      ==============

Per share data:
   Income before extraordinary items                              $0.92                                                  $0.88 (I)
                                                           ==============                                        ==============

   Net income                                                     $0.90                                                  $0.86 (I)
                                                           ==============                                        ==============

   Weighted average shares                                   18,914,674                                             19,473,311 (I)
                                                           ==============                                        ==============


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SUMMIT PROPERTIES INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED
  STATEMENT OF EARNINGS
YEAR ENDED DECEMBER 31, 1996


ADJUSTMENTS:

A. Reflects the Summit Properties Inc. Consolidated Statement of Earnings for the year ended December 31, 1996.

B. Represents the operations of the Acquisition Communities acquired in 1997 for the year ended December 31, 1996 except for Summit Plantation. Represents the operations of Summit Plantation for the period January 1, 1996 to March 31, 1996 as Summit Plantation was acquired April 1, 1996.

C. Property supervision costs adjusted to 2.5% of revenues. The 2.5% reflects the Company's historical costs of property supervision. Such costs, as a percent of property revenues, are not expected to change significantly with the acquisitions.

D. Includes additional depreciation related to the increase in basis from the purchases of $536,000.

E. Represents the incremental borrowing cost to finance the acquisitions. Total pro forma interest expense includes $2.7 million to finance the acquisitions, $1.2 million related to the Sand Lake note assumed and $258,000 related to the Summit Plantation note assumed. The purchase of Summit Plantation was assumed to be financed from the Company's credit facility at a 6.6% interest rate. All other borrowings to finance the acquisitions were assumed to be at the then current 10 year treasury rate plus 100 basis points or 7.8%.

F. Includes a reduction of $72,000 in other income and interest expense for credit enhancement fees charged by the Company to Summit Plantation from January 1, 1996 to March 31, 1996.

G. The Company's equity earnings in the Summit Plantation joint venture from January 1, 1996 to March 31, 1996 was less than $1,000.

H. Based upon 17.81% minority interest (weighted average of 4,220,819 Units outstanding as a percentage of 23,694,130 shares of Common Stock and Units outstanding as a result of the acquisitions) for the year ended December 31, 1996.

I. Based upon 19,473,311 weighted average shares of Common Stock issued and outstanding following the acquisitions.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SUMMIT PROPERTIES INC.


Date:  June 5, 1997                  By: /s/ William F. Paulsen
                                         -----------------------
                                         William F. Paulsen
                                         President and Chief Executive Officer






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                                  EXHIBIT INDEX

23.1  Consent of Reznick Fedder & Silverman

23.2  Consent of Deloitte & Touche LLP *

23.3  Consent of Arthur Andersen LLP *

23.4  Consent of Reznick Fedder & Silverman *



* Previously filed as an exhibit to this Current Report.